SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ X  ]  Preliminary Information Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
[    ]  Definitive Information Statement

        USAllianz Variable Insurance Products Trust
        ------------------------------------------
       (Name of Registrant as Specified in Charter)

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



                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

                  USAZ DREYFUS FOUNDERS GROWTH AND INCOME FUND
       (formerly known as the USAZ Alliance Capital Large Cap Growth Fund)

                              INFORMATION STATEMENT

This information statement is being provided on behalf of the Board of Trustees (the "Board") of the USAllianz Variable Insurance Products Trust (the "Trust") by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively "Allianz") to owners of certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Allianz.

On February 27, 2004, the Board, meeting in person, voted to replace Alliance Capital Management L.P. ("Alliance Capital"), the investment subadviser for the USAllianz AllianceBernstein Large Cap Growth Fund, with Founders Asset Management, LLC ("Founders"), effective March 8, 2004. The Board approved a new subadvisory agreement among the Trust, Founders, and USAllianz Advisers, LLC ("USAllianz Advisers"), without shareholder approval pursuant to an exemptive order issued to the Trust and the Trust's investment manager, USAllianz Advisers, by the U.S. Securities and Exchange Commission (the "SEC") on September 17, 2002 (the "Exemptive Order"). The Exemptive Order permits
USAllianz Advisers, subject to oversight by the Board, to hire new subadvisers and to make certain changes to existing subadvisory agreements, without obtaining shareholder approval.

In connection with replacing Alliance Capital with Founders, the Board also approved changing the name of the USAZ AllianceBernstein Growth and Income Fund to the USAZ Dreyfus Founders Growth and Income Fund (the "Fund").

Pursuant to the terms of the Exemptive Order, this information statement is being provided to owners of Variable Contracts. This information statement describes the circumstances surrounding the Board's approval of the change in subadvisers and provides you with an overview of the terms of the subadvisory agreement with Founders. Contract owners do not need to take any action; this statement is provided for information purposes only. The approximate mailing date of this information statement is June 7, 2004.



                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

                               GENERAL INFORMATION


USAllianz Variable Insurance Products Trust

The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 24 separate investment portfolios, each of which is, in effect, a separate mutual fund.

The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for certain Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies or precedes the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USAllianz Advisers, LLC

Pursuant to that certain investment management agreement originally approved by the Board on April 11, 2001 (the "Investment Management Agreement"), USAllianz Advisers serves as the Trust's investment manager. USAllianz Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). USAllianz Advisers is a wholly owned subsidiary of Allianz Life Insurance Company of North America. Its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416. To date, the Investment Management Agreement between the Trust and USAllianz Advisers has not been required to be submitted for approval by shareholders.

USAllianz Advisers is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund according to its investment objective and strategies. USAllianz Advisers has engaged at least one subadviser for each fund of the Trust to act as that fund's investment subadviser to provide day-to-day portfolio management.

The Board approved an amendment to the Investment Management Agreement to add the USAZ AllianceBernstein Large Cap Growth Fund as a series of the Trust on November 5, 2001. The Board approved the appointment of Founders as the new subadviser of this series of the Trust, and a change of name of the series to USAZ Dreyfus Founders Growth and Income Fund, on February 27, 2004.

Section 15(a) of the 1940 Act generally requires that a majority of the Fund's outstanding voting securities approve any subadvisory agreementfor the Fund. However, the Exemptive Order permits USAllianz Advisers to use a "manager of managers" approach to selecting and supervising subadvisers to manage the investments of the Fund and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.

Using the "manager of managers" approach, USAllianz Advisers selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and abilities in managing assets pursuant to a particular investment style. Although USAllianz Advisers does not anticipate frequent changes in subadvisers, pursuant to the Exemptive Order, USAllianz Advisers may replace a fund's subadviser, or add another subadviser for a fund, without imposing the costs and delays of obtaining shareholder approval.

Administrator and Distributor

BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator, transfer agent and fund accountant. Administrative services provided by BISYS include providing office space, equipment and clerical personnel to the Trust and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS also serves as the principal distributor of the Trust.

                              INVESTMENT SUBADVISER

Replacement of Alliance Capital Management L.P. with Founders

On September 8, 2003, USAllianz Advisers commenced a review of the subadviser and the investment philosophy and other elements of the investment process with respect to the Fund. Subsequently, USAllianz Advisers recommended to the Board that Alliance Capital be replaced by Founders. On February 27, 2004, the Board voted to replace Alliance Capital with Founders effective March 8, 2004. On that same date, the Board also approved changing the name of the Fund to the USAZ Dreyfus Founders Growth and Income Fund.

Founders

Founders is a federally registered investment adviser and an indirect, wholly owned subsidiary of Mellon Financial Corporation. Its principal place of business is 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Founders managed $2.8 billion in assets as of December 31, 2003.

The name and principal occupation of the officers of Founders are set forth below. The address of each such individual is that of Founders.

------------------------------------- ----------------------------------------------------------------------
            Name                                  Principal Occupation
------------------------------------- ----------------------------------------------------------------------
Richard W. Sabo                       President and Chief Executive Officer
------------------------------------- ----------------------------------------------------------------------
Kenneth R. Christoffersen             Senior Vice President - Legal, General Counsel and Secretary
------------------------------------- ----------------------------------------------------------------------

                                       3

David L. Ray                          Senior Vice President - Administration, Treasurer and Assistant
                                      Secretary
------------------------------------- ----------------------------------------------------------------------
Richard A. Sampson                    Senior Vice President - Director of Investment Operations
------------------------------------- ----------------------------------------------------------------------
Janelle E. Belcher                    Vice President - Compliance
------------------------------------- ----------------------------------------------------------------------
John B. Jares                         Vice President - Investments
------------------------------------- ----------------------------------------------------------------------
Robert T. Kelly                       Vice President - Portfolio Accounting
------------------------------------- ----------------------------------------------------------------------
William L. Reith                      Vice President - Head Trader of Domestic Securities
------------------------------------- ----------------------------------------------------------------------
Tracy P. Stouffer                     Vice President - Investments
------------------------------------- ----------------------------------------------------------------------
David M. Sundquist                    Vice President - MIS/Communications
------------------------------------- ----------------------------------------------------------------------
Lisa G. Warshafsky                    Vice President - Head Trader of Foreign Securities
------------------------------------- ----------------------------------------------------------------------

No person who is an officer or trustee of the Fund is an officer or director of Founders.

As the principal portfolio manager of the Fund, John Jares, CFA, is responsible for the day-to-day management of the Fund. Mr. Jares joined Founders in 2001 and has been the portfolio manager of the retail mutual fund called the Dreyfus Founders Growth and Income Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager of Founders from 1994 to 1997.


Founders currently serves as investment adviser for the following fund that has an investment objective similar to that of the Fund:

      Fund              Rate of Founders Compensation          Fee Waived Under       Net Assets of Fund at
                                                               Advisory Agreement           12/31/2003
------------------ ---------------------------------------- ------------------------ ------------------------
Dreyfus Founders   0.65% on  first $250 million                       No                   $236,606,124
Growth and         0.60% on next $250 million
Income Fund        0.55% on next $250 million
                   0.50% of average net assets in excess
                   of $750 million
------------------ ---------------------------------------- ------------------------ ------------------------

Share Ownership

As of December 31, 2003, no person, including any group, was known to own of record or beneficially an interest in more than 5% of the Fund's outstanding voting securities. In addition, trustees and executive officers of the Fund owned an interest individually and in the aggregate of less than 1% of the Fund's shares.

                        INVESTMENT SUBADVISORY AGREEMENTS

Information Concerning the Founders Subadvisory Agreement

The Founders subadvisory agreement is substantially similar to the prior Alliance Capital subadvisory agreement, except for (1) a change in the effective date (the Alliance Capital subadvisory agreement was effective November 5, 2001 and the Founders subadvisory agreement as to the Fund was effective on March 8,
2004); and (2) a different fee schedule.

The duties that Founders is required to perform under its subadvisory agreement with USAllianz Advisers are essentially the same as those provided by Alliance Capital under its subadvisory agreement. Accordingly, the Fund receives substantially similar subadvisory services as it received under the Alliance Capital subadvisory agreement.

The Founders subadvisory agreement provides that, subject to the overall supervision of USAllianz Advisers and the Board, Founders is granted full responsibility for the management of the assets of the Fund, in accordance with the Fund's investment objectives, policies and limitations, as stated in its prospectus and statement of additional information. Founders agrees to provide reports to USAllianz Advisers and to the Board regarding management of the assets of the Fund in a manner and frequency mutually agreed upon.

The Founders subadvisory agreement states that Founders will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board. Notwithstanding the foregoing, Founders shall have no responsibility to monitor compliance with limitations or restrictions (other than applicable restrictions under the Fund's registration statement or the 1940 Act) for which information from USAllianz Advisers or its authorized agent is necessary to enable Founders to monitor compliance with such limitations or restrictions, unless such information is provided to Founders in writing and is otherwise agreed upon. Despite Founders' obligations under the subadvisory agreement, USAllianz Advisers retains overall responsibility for the Fund's compliance with applicable restrictions and limitations to the extent that a particular function is not specifically assigned to Founders under the subadvisory agreement. All compliance monitoring shall be the responsibility of USAllianz Advisers.

Pursuant to the Founders subadvisory agreement, Founders agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, Founders will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, Founders may also consider the brokerage and research services provided to the Fund and/or other accounts over which Founders exercises investment discretion. Founders is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, Founders determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

Provided the investment objectives of the Fund and applicable law are adhered to, the Founders subadvisory agreement permits Founders to aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by Founders or with accounts of Founders' affiliates, if in Founders' reasonable judgment such aggregation would result in an overall economic benefit to the Fund. In addition, Founders' services under the subadvisory agreement are not exclusive, and Founders is permitted to provide the same or similar services to other clients.

The Founders' subadvisory agreement provides that Founders is not liable to USAllianz Advisers, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of Founders or its officers, directors or employees, or reckless disregard by Founders of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Duration and Termination provision of the Founders' subadvisory agreement is identical to that of the Alliance Capital subadvisory agreement. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by
(i) the Trustees or (ii) by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Founders' subadvisory agreement may be terminated at any time without the payment of any penalty, by USAllianz Advisers, or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Fund's outstanding voting securities, each upon 60 days written notice to Founders, or by Founders at any time without penalty, upon 60 days written notice to the Trust or USAllianz Advisers. The Founders subadvisory agreement automatically terminates in the event of its assignment to another party. This termination provision is the same as the termination provision of the Alliance Capital subadvisory agreement.

The Founders subadvisory agreement provides that for the services rendered, the facilities furnished and the expense assumed by Founders, USAllianz Advisers (out of its fees received from the Fund, in accordance with the terms of the investment management agreement between USAllianz Advisers and the Trust), will pay Founders a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to Founders monthly.

                                                        Percentage of Average Daily Net Assets
------------------------------------------------------- -----------------------------------------
USAZ Dreyfus Founders Growth and Income Fund            0.55% up to $60 Million
                                                        0.50% $60 Million and more
------------------------------------------------------- -----------------------------------------

The Alliance Capital subadvisory agreement provided that USAllianz Advisers would pay Alliance Capital a monthly fee as shown in the following table.

------------------------------------------------------- -----------------------------------------
                                                        Percentage of Average Daily Net Assets
------------------------------------------------------- -----------------------------------------
USAZ Alliance Capital Large Cap Growth Fund             0.75% first $10 Million
                                                        0.625% next $10 Million
                                                        0.50% over $20 Million
------------------------------------------------------- -----------------------------------------

The Founders subadvisory agreement contains no provisions prescribing limits on the operating expenses of the Trust or Fund.

Subadvisory Fees

For the period beginning November 5, 2001 through March 7, 2004, Alliance Capital received a total of $334,350 in subadvisory fees. If the Founders subadvisory agreement had been in effect during that same period, Founders would have received a total of $269,821 in subadvisory fees. The amount Founders would have received represents 81% of the amount Alliance Capital received during such period.

Board Consideration of the Founders Subadvisory Agreement

At an in-person meeting of the Board held on February 27, 2004, the trustees unanimously approved a subadvisory agreement between USAllianz Advisers and Founders to appoint Founders as subadviser of the Fund. At the meeting, the trustees reviewed materials furnished by both USAllianz Advisers and Founders.

In reaching its determination, the Board considered the recommendation of USAllianz Advisers that the Board select Founders as subadviser to the Fund. The Trust operates pursuant to a "manager of managers" exemptive order from the Securities and Exchange Commission, and USAllianz Advisers, as manager of all of the series of the Trust, is charged with researching and recommending subadvisers for the Trust. In considering the recommendation of USAllianz Advisers, the Board was aware that USAllianz Advisers was not affiliated with either Alliance Capital or Founders.

The Board, including a majority of the non-interested trustees, with the assistance of independent counsel to the independent trustees, considered whether to approve the Founders subadvisory agreement. In determining whether it was appropriate to approve the Founders subadvisory agreement, the trustees considered, among other things, information about the following: (1) the subadvisory fee to be received by Founders from USAllianz Advisers for services to the Fund; (2) the nature and quality of the services required to be performed by Founders; (3) the performance results for other funds or portfolios managed by Founders; and (4) the personnel and research capabilities of Founders.

USAllianz Advisers explained to the trustees the research, review and selection process that it employed to identify Founders as the recommended candidate to subadvise the Fund. This research included discussions with Founders' senior officers and investment personnel, as well as review of due diligence materials provided by Founders and general industry information about the Founders firm.

USAllianz Advisers also explained the subadvisory fee rate payable to Founders, and contrasted this rate to the rate paid to Alliance for managing the Fund. The Board was aware that, because the subadviser is paid out of the management fee paid to USAllianz Advisers, a change of subadvisers and the subadvisory fee, in and of itself, would not result in any change in the advisory fees paid by shareholders of the Fund.

The Board reviewed the performance record of the Dreyfus Founders Growth and Income Fund for the previous three years during which that fund had been managed by John Jares, CFA. The Dreyfus Founders Growth and Income Fund is a retail mutual fund available to the general public.

Another factor considered by the Board in favor of Founders is that Founders' portfolio managers do not manage both registered investment companies and hedge funds. The Board believed that not managing hedge funds had the potential to reduce the conflict that otherwise might arise in managing both public and private monies.

The Board also reviewed Founders' market timing policies and noted that Founders to date had not been implicated in improper market timing or late trading activities.

In reviewing the various matters listed above, the Board noted that the fees to be paid to Founders were comparable to those paid to Alliance Capital. Information comparing the expenses of the Founders subadvisory agreement and the Alliance Capital subadvisory agreement is set forth on the preceding page of this Information Statement.

In reviewing the other various matters listed above, the Board concluded that Founders was a recognized firm capable of competently managing a fund such as the Fund; that the services Founders could provide were at a level at least equal to the services that could be provided by Alliance Capital; that Founders was staffed with a number of qualified personnel and had significant research capabilities; and that Founders had demonstrated considerable investment acumen in the management of a number of its funds.

The trustees determined that the proposed new subadvisory arrangements between Founders and USAllianz Advisers were reasonable and in the best interests of the Fund and they approved Founders as the Fund's new subadviser effective March 8, 2004.

Brokerage Transactions

Founders is primarily responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of Founders.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, Founders is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Founders seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Founders generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Founders is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account, the importance to the Fund of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund, the brokerage and research services provided to the Fund and/or other accounts over which Founders or an affiliate of Founders exercises investment discretion.

When Founders determines that the purchase or sale of a security is in the best interest of the Fund as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory account for which Founders or an affiliate acts as investment adviser), Founders, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by Founders in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The first date on which Founders acted as the subadviser of the Fund was March 8, 2004, and, therefore, information relating to the amount of aggregate brokerage fees paid during the most recent fiscal year of the Fund during which Founders was the subadviser is not yet available. For the year ended December 31, 2003, the Fund paid aggregate brokerage commissions of $83,379.

Affiliated Brokerage Commissions

Subject to the above considerations, Founders may use a broker that is an affiliated person of the Trust, USAllianz Advisers, or a broker that is an affiliated person of Founders, to effect transactions on a securities exchange for the Fund ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for Founders which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on Founders and/or its Affiliated Brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that Founders may use an Affiliated Broker in these circumstances.


For the year ended December 31, 2003, the Fund paid $1,285 to its Affiliated
Brokers, within the meaning under the 1940 Act, which represented 1.54% of the aggregate commissions that the Fund paid for the same period. The following table identifies each Affiliated Broker, the basis of the broker's affiliation, and the amount of commissions paid to that broker during the year 2003.

----------------------- ------------------------ --------------------------- -----------------------------
        Broker           Basis of Affiliation       Aggregate Amount of       % of Fund's Aggregate Dollar
                                                     Fund's Affiliated           Amount of Commissions
                                                 Brokerage Commissions for    Effected Through Affiliated
                                                   Year Ended 12/31/2003       Brokers for the Year Ended
                                                                                       12/31/2003
----------------------- ------------------------ --------------------------- -----------------------------
Sanford Bernstein &     Alliance Affiliate               $1,285.00                         1.54%
Company
----------------------- ------------------------ --------------------------- -----------------------------

REPORTS AVAILABLE

Copies of the Trust's annual report will be furnished without charge upon request. Such request should be directed to USAllianz VIP Trust; 3435 Stelzer Road; Columbus, Ohio 43219, or if by phone at (877) 833-7113.

To reduce expenses, only one copy of the Trust's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. To request additional copies of the annual report or information statement, or, if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

ADDITIONAL INFORMATION

The Trust is not required to hold annual meetings of shareholders, and, therefore, the anticipated date of a meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Trust at least 120 days prior to the date voting instructions or proxy materials are mailed to shareholders.